                                    COMPOSITE
                                DEFERRED SERIES,
                                      INC.

                              Annual Report for the year ended December 31, 1999
                                                    individual portfolio reviews

The investment advisor to Composite Deferred Series, Inc. has general oversight responsibility for the advisory services provided to the Portfolios. These services include formulating the Portfolios' investment policies, analyzing economic trends affecting the Portfolios, and directing and evaluating the investment services provided by the individual Managers of each Portfolio. WM Advisors, Inc. supervises the individual Managers in their day-to-day management of the Portfolios in the Composite Deferred Series, Inc. family to ensure that policies and guidelines are met, and to determine appropriate investment performance measures.

UNDERSTANDING THE ACCOMPANYING CHARTS

In order to help you understand the investment performance of each Portfolio of the Composite Deferred Series, Inc., we have included the following discussions along with graphs that compare the Portfolio's performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Portfolio's performance and reflects both changes in the unit value of the Portfolio as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A Portfolio's unit value and investment return will vary with market conditions, and the principal value of an investment when you redeem your units may be more or less than the original cost.

                            The decade, the century,
                               and the millennium
                              have simultaneously
                               drawn to a close.

                            To the typical investor,
                              the more recent past
                        is likely of greatest interest.

                                 In the 1990s,
                                the value of the
                             U.S. stock market rose
                             over 400%, as measured
                               by the S&P 500.(1)

                         The 1990s also saw one of the
                            longest-running economic
                             expansions on record.

                           However, compared to other
                           historic investment events
                                of this century,
                             the 1990s are perhaps
                            not all that remarkable.

(1) Source: Ibbotson Associates. The S&P 500 is an unmanaged index of common stocks. Results include reinvestment of dividends. Individuals cannot invest directly in an index.

Past performance is no guarantee of future results.

                           composite deferred series

Composite Deferred Series, Inc.
GROWTH & INCOME PORTFOLIO

PORTFOLIO MANAGER:
RANDALL L. YOAKUM
WM ADVISORS, INC.

An equity team led by Senior Portfolio Manager Randall Yoakum manages the Growth & Income Portfolio. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chairman of WM Advisors' Investment Committee and leads the equity management team. As of 1/1/00, the Portfolio will be co-managed by Chartered Financial Analyst Steve Spencer, Portfolio Manager, of WM Advisors, Inc.

PERFORMANCE REVIEW(2)

For the 12-month period ended December 31, 1999, the Portfolio's total return was 15.62%; the Portfolio slightly underperformed the S&P 500 Index's return of 21.04%. Longer-term results continue to be very favorable, as the Portfolio has averaged 22.15% for the past five years.

GROWTH OF A $10,000 INVESTMENT(2,3)

                       Portfolio        Standard & Poor's       Inflation (CPL)(1)
                   (not adjusted for     500 Composite
                   surrender charge)        Index(1)
Dec 89                   10000                 10000                  10000
                          9566                  9329                  10572
                          9643                  9449                  10622
                          9782                  9698                  10680
                          9438                  9458                  10697
                         10158                 10381                  10722
Jun 90                   10079                 10308                  10780
                          9968                 10275                  10821
                          9092                  9347                  10920
                          8687                  8887                  11012
                          8663                  8854                  11078
                          9221                  9425                  11103
Dec 90                    9504                  9683                  11103
                          9986                 10111                  11169
                         10702                 10835                  11186
                         10891                 11093                  11203
                         11061                 11124                  11220
                         11426                 11600                  11253
Jun 91                   11145                 11070                  11286
                         11317                 11588                  11303
                         11439                 11860                  11336
                         11394                 11665                  11385
                         11345                 11822                  11403
                         10984                 11344                  11436
Dec 91                   11966                 12641                  11444
                         12042                 12406                  11461
                         12209                 12564                  11502
                         12104                 12318                  11561
                         12449                 12677                  11577
                         12491                 12745                  11593
Jun 92                   12285                 12560                  11635
                         12692                 13066                  11659
                         12438                 12803                  11692
                         12651                 12950                  11725
                         12412                 12996                  11766
                         12898                 13434                  11782
Dec 92                   13229                 13610                  11774
                         13316                 13710                  11932
                         13316                 13895                  11873
                         13659                 14194                  11915
                         13424                 13846                  11948
                         13668                 14220                  11965
Jun 93                   13607                 14267                  11981
                         13528                 14199                  11981
                         13852                 14740                  12015
                         13651                 14631                  12040
                         13783                 14928                  12090
                         13713                 14788                  12098
Dec 93                   14230                 14970                  12098
                         14873                 15471                  12131
                         14629                 15054                  12172
                         14096                 14399                  12213
                         14242                 14586                  12230
                         14424                 14824                  12239
Jun 94                   14155                 14458                  12281
                         14603                 14936                  12314
                         15207                 15544                  12363
                         14859                 15170                  12396
                         15015                 15517                  12405
                         14574                 14947                  12421
Dec 94                   14618                 15166                  12421
                         14860                 15560                  12471
                         15372                 16164                  12521
                         15823                 16642                  12562
                         16216                 17126                  12603
                         16646                 17803                  12629
Jun 95                   16968                 18221                  12654
                         17588                 18828                  12654
                         17738                 18879                  12687
                         18315                 19670                  12712
                         18193                 19601                  12754
                         18957                 20464                  12745
Dec 95                   19543                 20842                  12736
                         20114                 21559                  12811
                         20404                 21766                  12852
                         20610                 21975                  12919
                         21065                 22298                  12970
                         21531                 22873                  12994
Jun 96                   21556                 22967                  13002
                         20495                 21945                  13027
                         21069                 22410                  13052
                         22219                 23670                  13093
                         22434                 24318                  13135
                         24087                 26164                  13160
Dec 96                   23861                 25651                  13160
                         24999                 27244                  13202
                         25156                 27465                  13243
                         24229                 26322                  13276
                         25149                 27894                  13292
                         26830                 29606                  13284
Jun 97                   28139                 30927                  13300
                         30217                 33383                  13316
                         28934                 31526                  13342
                         30533                 33254                  13375
                         29513                 32143                  13408
                         30437                 33632                  13400
Dec 97                   30939                 34210                  13412
                         30396                 34590                  13438
                         32664                 37084                  13463
                         34055                 38982                  13489
                         33824                 39376                  13513
                         32529                 38699                  13538
Jun 98                   33436                 40270                  13554
                         31420                 39843                  13570
                         26149                 34082                  13586
                         28558                 36267                  13603
                         30964                 39215                  13635
                         32801                 41591                  13635
Dec 98                   34375                 43987                  13652
                         35008                 45827                  13685
                         34252                 44402                  13702
                         35224                 46179                  13743
                         37725                 47967                  13843
                         37288                 46835                  13843
Jun 99                   39141                 49434                  13743
                         37873                 47891                  13885
                         36809                 47654                  13918
                         35712                 46348                  13985
                         37519                 49281                  14035
                         38505                 50282                  14043
Dec 99                   39745                 53244                  14060

TOTAL AVERAGE RETURNS AS OF 12/31/99(2,3)       ONE YEAR   FIVE YEAR(4)   TEN YEAR(4)
Portfolio (not adjusted for surrender charge)     15.62%      22.15%         14.80%
Standard & Poor's 500 Composite Index(1)          21.04%      28.55%         18.20%

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

(4)  Annualized.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE PORTFOLIO'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The domestic economy was very strong, causing concerns over inflation and higher interest rates. This scenario created a volatile environment for equity investments. For most of the year, large-cap stocks continued to outperform smaller company holdings, but the period closed with broader market participation and strong relative performance for small- and mid-cap companies.

Overall, the 12-month period ended December 31, 1999 was strong for equity investments, but most of the performance was concentrated in growth stocks of the Technology and Telecommunications sectors. The narrow performance was such that more than half the companies in the S&P 500 saw their stock price drop for the year. This disparity was one of the dominant themes in the domestic equity markets during the past year. Investment assets have poured into high-growth technology firms, which have appreciated significantly. The leadership of value stocks during the second quarter of 1999 was short-lived and shifted back to growth in recent months. Although the Portfolio benefited from the appreciation of its Technology holdings, its bias towards value held back performance during the period. Momentum investing was most pronounced in the second half of the year, with a narrow group of extremely high-valuation stocks driving overall market performance. In the fourth quarter alone, the Technology sector advanced 34%, while many sectors reported negative performance. The Portfolio's focus on purchasing good businesses at attractive valuations tends to result in underperformance in a momentum-driven market. Typically our purchases are triggered by negative price momentum -- prices that have experienced significant decline. We feel that over the long run, market breadth will be restored and this style will reward owners of the GROWTH & INCOME PORTFOLIO.

Stocks that not too long ago faced considerable, but not insurmountable, challenges rebounded dramatically. Adobe Systems, BMC Software and Oracle Corp. were all considered "broken" early in 1999 -- each lacking both earnings and price momentum that led to what we considered attractive valuation levels. After we increased positions in these companies, each stock more than doubled, surpassing Wall Street earnings expectations and significantly contributing to overall Portfolio performance. We have taken advantage of this appreciation by trimming back these holdings and locking in some profits. Conversely, Capital Goods and Health Care Services stocks within the Portfolio were the major short-term disappointments. PacifiCare Health Systems and Aetna were down significantly early in the period, reflecting the turmoil surrounding mounting political pressures within the managed care industry. Both stocks looked very attractive at their depressed price levels and we added to the positions, which subsequently appreciated in December. In addition, rising interest rates hurt our financial holdings, with the entire sector contributing negative performance in recent months. However, the Portfolio's financial holdings generally outperformed the overall market, as positions such as Bank of America Corp. and Wells Fargo & Company began to see benefits from merger activity.

WERE THERE ANY SHIFTS IN THE PORTFOLIO'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued to pare down the number of holdings within the Portfolio, reducing the portfolio to under 90 stocks. Over the past year, we also reduced the number of mid-cap holdings in the portfolio in favor of large-cap companies

During the period, we reshaped the portfolio on a sector-by-sector basis. In the Technology arena, positions in software were increased, while computer hardware (holdings such as Hewlett-Packard and IBM) was decreased. This boosted performance as the Software sector increased dramatically. Given our long-term outlook for lower interest rates and increased productivity, we significantly overweighted financial stocks, especially banks. We feel that efficiencies stemming from huge merger activities and recent legislation will help generate good relative performance for this sector. Although some Health Care positions had a drag on Portfolio performance, we are positive about the Services sector. Although we overweighted Health Care Services, we are currently underweighted in pharmaceutical stocks since we are allowing political turmoil to subside. However, we intend to take advantage of any price dips to add to positions in the coming months.

Recent purchases demonstrate our long-term strategy of focusing on companies who are leaders within their industry but have been experiencing some short-term price weaknesses, such as supermarket giant Kroger, Tyco International, and Avon Products. We added to positions in these companies, with the result being a positive contribution to performance at the close of the period. In addition, we added a position in Disney in late 1999 and were rewarded with strong performance. Overall, the Consumer Staples sector has been positive for the Portfolio and is one of the overweighted sectors.

WHAT IS THE OUTLOOK FOR BOTH THE PORTFOLIO AND THE OVERALL ECONOMY?

Moderate economic growth and low inflation provide a positive environment for large-cap domestic equity holdings. We expect that economic growth will continue, with strength in certain areas being offset by weakness in others. Overall global stability and strength in Europe could bolster current market sentiment and lead to broader market participation. Because the increase in equity prices has been very concentrated, we are still able to find companies at very attractive valuations. We plan to adhere to our strict investment discipline, scouring the market for good businesses at prices that make sense. We are cautious with some of our higher-priced Technology holdings and will take profits where it is financially prudent, but remain positive for prospects in this sector. Overall, our long-standing focus on research and low portfolio turnover should reward those owners of the Portfolio that maintain a long-term investment horizon.


                                                 composite deferred series     3

Composite Deferred Series, Inc.
NORTHWEST PORTFOLIO

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

An equity team lead by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Portfolio since its inception. Mr. Simpson is a Chartered Financial Analyst, holds an MBA, and has over 13 years of continuous investment experience.

PERFORMANCE REVIEW(2)

For the one-year period ended December 31, 1999, the Portfolio returned 43.03%, significantly outpacing the 21.04% return for the S&P 500 and 21.26% return for the small-cap Russell 2000 Index for the period.(1)

GROWTH OF A $10,000 INVESTMENT(2,3)

                         Portfolio        Standard & Poor's
                     (not adjusted for     500 Composite
                     surrender charge)        Index (1)           Inflation (CPL)(1)

Inception|12/00/92          10000                 10000                 10000
                            10058                 10073                 10049
                             9708                 10209                 10084
                            10105                 10428                 10119
                             9854                 10173                 10148
                            10063                 10448                 10162
Jun                          9800                 10482                 10176
                             9456                 10433                 10176
                             9850                 10830                 10205
                             9611                 10750                 10226
                             9965                 10968                 10268
                            10200                 10865                 10275
Dec|93                      10293                 10999                 10275
                            10631                 11367                 10303
                            10758                 11061                 10338
                            10369                 10579                 10373
                            10318                 10717                 10388
                            10470                 10892                 10395
Jun                         10149                 10623                 10430
                            10208                 10974                 10458
                            10766                 11421                 10500
                            10356                 11146                 10529
                            10280                 11401                 10536
                            10110                 10982                 10550
Dec|94                      10178                 11143                 10550
                            10118                 11432                 10592
                            10475                 11876                 10634
                            10824                 12228                 10669
                            11139                 12583                 10705
                            11139                 13080                 10726
Jun                         11774                 13388                 10747
                            12175                 13834                 10747
                            12363                 13871                 10775
                            12824                 14452                 10797
                            12534                 14402                 10833
                            12705                 15035                 10825
Dec|95                      12827                 15313                 10817
                            12784                 15840                 10881
                            13084                 15992                 10916
                            13379                 16146                 10973
                            14330                 16383                 11016
                            14706                 16806                 11037
Jun                         14090                 16875                 11043
                            13173                 16124                 11064
                            13970                 16466                 11085
                            14360                 17391                 11121
                            14343                 17868                 11156
                            15314                 19224                 11177
Dec|96                      15679                 18847                 11177
                            16659                 20017                 11213
                            16625                 20179                 11248
                            15987                 19340                 11276
                            16553                 20495                 11290
                            18293                 21753                 11283
Jun                         19128                 22723                 11296
                            20428                 24527                 11310
                            20154                 23164                 11331
                            21825                 24433                 11360
                            20684                 23617                 11388
                            21214                 24710                 11381
Dec|97                      20841                 25135                 11392
                            20894                 25414                 11413
                            22761                 27247                 11435
                            23098                 28642                 11457
                            23222                 28931                 11477
                            21964                 28433                 11498
Jun                         21521                 29588                 11512
                            20023                 29274                 11526
                            15978                 25041                 11539
                            17584                 26646                 11553
                            19617                 28813                 11581
                            22576                 30559                 11581
Dec|98                      25588                 32319                 11595
                            26318                 33670                 11623
                            24599                 32624                 11637
                            25290                 33929                 11673
                            26838                 35243                 11758
                            28129                 34411                 11758
Jun|99                      30717                 36321                 11800
                            30489                 35187                 11793
                            30581                 35013                 11821
                            29486                 34053                 11878
                            31064                 36208                 11920
                            32315                 36944                 11927
Dec|99                      36601                 39120                 11942

GROWTH OF A $10,000 INVESTMENT(2,3)

TOTAL AVERAGE RETURNS AS OF 12/31/99(2,3)       ONE YEAR   FIVE YEAR(4)   SINCE INCEPTION(4)
                                                                          (January 1, 1993)
Portfolio (not adjusted for surrender charge)    43.03%       29.17%            20.36%
Standard & Poor's 500 Composite Index(1)         21.04%       28.55%            21.51%

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

(4)  Annualized.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE PORTFOLIO'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Although volatile, equity markets generally rose throughout the year. During 1999, Technology stocks continued their market leadership, but concern about increased inflation caused interest rate hikes and general market volatility during the middle of the period. The decade closed with stellar performance, which again was concentrated in the high-flying technology-related growth stocks. This was especially true with small-cap Technology holdings, which had underperformed large-sized companies until the final quarter. The story of the fourth quarter was small- and mid-cap growth stocks, and the Portfolio benefited from its concentration in these holdings. However, the market advance was very narrow, and we witnessed the second-consecutive large annual disparity between growth and value stocks.

The Portfolio greatly benefited from its significant overweighting in Technology stocks of both small- and large-cap companies. Stocks of firms such as TriQuint Semiconductor, Adobe Systems, RadiSys, and In Focus Systems more than doubled during the period, contributing to overall

Portfolio results. TriQuint develops integrated circuits for the telecommunications arena, capitalizing on proprietary technology to gain market share and distribute their product worldwide. Adobe is a software developer whose stock moved markedly lower during the Asian crisis, but has since increased over 300% off the lows of last summer. RadiSys, which designs and manufactures embedded computer solutions for multiple industries, had its stock price double in the fourth quarter alone. In Focus, which announced an agreement with IBM during the period, has been held by the Portfolio for quite some time and is a market leader in the development of data and video projection products. The Portfolio also benefited from little exposure to Financials, especially banks, which significantly underperformed the overall market. However, we did add to our bank stocks late in the fiscal year as the valuations began to appear very compelling. Microsoft Corp. remains one of our largest holdings despite recent investigations by the Department of Justice. We remain quite positive on the company and its prospects for its continuation as the software industry leader. The company closed the year with very strong performance.

Despite the overall strong performance of the Portfolio, some holdings fell short of expectations. Our positions in Health Care Service companies such as PacifiCare Health Systems and Foundation Health Systems underperformed as political upheaval regarding HMOs created negative sentiment for the entire sector. We used this price weakness to add to some of these holdings in October when we felt that prices may have bottomed, and we were rewarded with a rebound in November and December. Not all medical firms performed poorly during the period. The Portfolio benefited from its position in SonoSite, Inc., a medical device manufacturer that developed a handheld ultrasound machine. This position appreciated significantly, becoming one of the Portfolio's largest holdings during the latter stages of the period. Conversely, we sold our entire position in Pathogenesis, a pharmaceutical firm whose sales numbers came in well below expectations. However, we continue to watch the company and could re-enter if the outlook improves.

WERE THERE ANY SHIFTS IN THE PORTFOLIO'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued our basic philosophy of trimming positions that outperform and adding to positions that underperform as long as we have confidence in the underlying fundamentals of the firm. We added to small-cap positions during the year, as we were able to find some very compelling valuations. We will continue to closely watch valuation levels and look for strong investment opportunities across all market capitalizations. Toward the end of the fiscal year, we began to see very attractive valuations in large-cap Retailing (supermarkets) and Financials (banks). Given the current interest rate outlook and the benefits of merger activities, we added to positions in some of these large-cap financial holdings. Technology remained our largest sector weighting during the period. To maintain a stable exposure to the sector in light of its considerable appreciation, we sold stocks and locked in strong profits. We were able to find good values in certain sectors such as Forestry, which had underperformed in recent periods. For example, toward the end of the period, we purchased Louisiana-Pacific when its price was near recent lows, and were rewarded with strong performance at the close of the year.

WHAT IS THE OUTLOOK FOR BOTH THE PORTFOLIO AND THE OVERALL ECONOMY?

The Portfolio is volatile by nature, and we expect that to continue. We believe our basic investment style will continue to benefit long-term investors who are patient and do not concern themselves with short-term market volatility. This was clearly evident during the summer of 1998, when markets dropped considerably in response to international economic concerns, then rebounded dramatically during the fourth quarter. We will adhere to our philosophy of finding strong companies that are favorably priced. Due to Technology's strong presence in the Northwest and our positive outlook for its long-term growth, it will continue to exert a significant influence on the Portfolio's portfolio composition.

The economy may slow if higher interest rates prevail. However, we believe weak inflation will help keep interest rates relatively low. Consumer spending (and net consumer borrowing) is a long-term concern. Currently, the market appears to be weathering higher interest rates, as pervasive price pressures have not surfaced, and the Federal Reserve is poised to raise interest rates to quell any signs of increases in inflation.


                                                 composite deferred series     5

Composite Deferred Series, Inc.

INCOME PORTFOLIO

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Portfolio is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than seven years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business degree from the University of Wisconsin.

PERFORMANCE REVIEW(2)

For the 12-month period ended December 31, 1999, the Portfolio's total return was -3.39%. Interest rates rose throughout the period, which put pressure on the prices of the bonds in the portfolio. The yield on intermediate-term Treasury bonds increased significantly, rising 180 basis points (1.80%) over the course of the year. Rising interest rates offset the income earned by the Portfolio during the last 12 months. Longer-term results are favorable, however, as the Portfolio has averaged 7.50% per year over the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE PORTFOLIO'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Strong economic growth led by consumer spending and capital investment caused a slight increase in inflation, which in turn pushed interest rates higher. Wage pressures, as well as steep increases in oil prices, caused concerns in the fixed-income market. Given the rise in interest rates, many corporate securities reported negative performance, but generally outperformed Treasuries for the year. The Portfolio performed relatively well given its marginally long duration (a measure of price sensitivity to interest rates). Reasons for the performance included a high concentration in corporate securities, strong income characteristics, a barbelled maturity structure, and strong performance by lower-rated securities.


Corporate bonds performed better than Treasuries because their yields increased less than Treasury securities with similar maturities. In the aftermath of the global crisis


GROWTH OF A $10,000 INVESTMENT (2), (3)

                   Portfolio            Lehman Brothers
                   (not adjusted        Government/Corporate     Inflation
                   for surrender        Bond Index(1)            (CPI)(1)
                   charge)

Dec|89                10000                  10000                  10000
                       9963                  10103                   9863
                       9989                  10150                   9885
                      10021                  10206                   9886
                       9961                  10223                   9795
                      10216                  10246                  10079
June|90               10360                  10301                  10242
                      10468                  10341                  10369
                      10319                  10436                  10219
                      10379                  10523                  10304
                      10514                  10587                  10441
                      10694                  10610                  10668
Dec|90                10859                  10610                  10829
                      10961                  10674                  10951
                      11089                  10690                  11045
                      11176                  10706                  11121
                      11318                  10722                  11249
                      11375                  10754                  11302
Jun|91                11361                  10785                  11289
                      11496                  10801                  11432
                      11711                  10832                  11694
                      11954                  10880                  11939
                      12120                  10896                  12045
                      12224                  10928                  12166
Dec|91                12585                  10936                  12576
                      12413                  10952                  12389
                      12476                  10992                  12455
                      12437                  11048                  12387
                      12534                  11063                  12461
                      12736                  11079                  12703
Jun|92                12938                  11118                  12889
                      13174                  11142                  13219
                      13328                  11173                  13337
                      13491                  11204                  13518
                      13278                  11243                  13212
                      13266                  11259                  13300
Dec|92                13454                  11251                  13528
                      13722                  11306                  13823
                      13975                  11346                  14111
                      14067                  11386                  14159
                      14177                  11418                  14268
                      14190                  11434                  14261
Jun|93                14406                  11450                  14584
                      14488                  11450                  14678
                      14754                  11482                  15015
                      14823                  11506                  15068
                      14907                  11553                  15130
                      14709                  11561                  14959
Dec|93                14803                  11561                  15024
                      15022                  11592                  15250
                      14702                  11632                  14917
                      14258                  11671                  14552
                      14107                  11688                  14431
                      14078                  11696                  14405
Jun|94                14045                  11736                  14372
                      14322                  11767                  14659
                      14357                  11814                  14665
                      14107                  11846                  14444
                      14056                  11854                  14428
                      14028                  11870                  14402
Dec|94                14140                  11870                  14497
                      14392                  11917                  14775
                      14725                  11965                  15118
                      14837                  12005                  15219
                      15061                  12044                  15431
                      15753                  12068                  16078
Jun|95                15876                  12092                  16206
                      15793                  12092                  16143
                      15985                  12124                  16350
                      16163                  12148                  16516
                      16398                  12188                  16759
                      16672                  12180                  17036
Dec|95                16948                  12171                  17286
                      17048                  12243                  17393
                      16643                  12282                  17025
                      16487                  12346                  16882
                      16356                  12394                  16765
                      16310                  12418                  16737
Jun|96                16523                  12425                  16961
                      16559                  12449                  17000
                      16526                  12472                  16959
                      16811                  12512                  17261
                      17231                  12552                  17663
                      17565                  12576                  17988
Dec|96                17344                  12576                  17788
                      17352                  12616                  17810
                      17396                  12655                  17847
                      17174                  12687                  17635
                      17428                  12702                  17892
                      17611                  12695                  18059
Jun|97                17855                  12710                  18275
                      18741                  12725                  18835
                      18213                  12749                  18624
                      18537                  12781                  18916
                      18893                  12813                  19219
                      18991                  12806                  19321
Dec|97                19186                  12817                  19523
                      19471                  12841                  19799
                      19440                  12866                  19759
                      19517                  12890                  19820
                      19589                  12913                  19919
                      19818                  12937                  20133
Jun|98                20043                  12952                  20338
                      20053                  12968                  20354
                      20569                  12983                  20751
                      21036                  12999                  21345
                      20868                  13030                  21193
                      20970                  13030                  21320
Dec|98                21009                  13046                  21371
                      21194                  13078                  21523
                      20626                  13094                  21011
                      20692                  13133                  21116
                      20745                  13229                  21169
                      20513                  13229                  20951
Jun|99                20443                  13229                  20886
                      20411                  13268                  20827
                      20396                  13300                  20811
                      20531                  13364                  20998
                      20459                  13412                  21052
                      20404                  13420                  21040
Dec|99                20296                  13436                  20912





(1) The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2), (3)

                                                     One Year    Five Year(4)  Ten Year(4)
Portfolio (not adjusted for surrender charge)         -3.39%      7.50%         7.33%

Lehman Brothers Government/Corporate Bond Index(1)    -2.15%      7.60%         7.66%

2 Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

3 The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

4     Annualized.

and the flight-to-quality in 1998, the difference in yields between corporate bonds and Treasuries was quite pronounced. As stability returned to the market, this yield gap narrowed, allowing for better performance for corporate securities. Yield spreads widened again in early summer as the Federal Reserve Open Market Committee began to raise rates, and the markets anticipated further tightening. This coincided with a significant increase in the supply of corporate securities, as companies rushed to issue debt ahead of Y2K concerns. These events caused yield spreads to widen, but not nearly to the extent we saw in 1998. The other benefit of corporate securities is the income flowing to the Portfolio. Corporate bonds tend to have higher yields than similar maturity Treasuries, and the weighting in these holdings generated additional income for owners of the Portfolio.

The Portfolio maintains a barbelled maturity strategy, with the majority of holdings balanced between the short-and long-term areas, with just a small percentage invested in intermediate-term holdings. This strategy benefited Portfolio contract owners as intermediate-term bonds saw the most dramatic increase in yields (causing negative price performance), and short-term securities outperformed all other maturity areas. In addition, because the Portfolio is able to invest a portion of assets in lower-rated bonds, performance was bolstered for the past 12 months. Higher-yielding bonds were the strongest performing fixed-income sector for the period.

WERE THERE ANY SHIFTS IN THE PORTFOLIO'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

There have been only minor changes to the Portfolio from year to year. We increased Treasury positions during the period in an effort to lock in rates as yields increased. Early in the period, we adjusted the holdings to reduce the maturity structure in anticipation of higher interest rates. When rates increased substantially, we increased our long-term holdings so as to take advantage of a stable or declining interest rate environment. We have some lower-rated securities in the portfolio in an effort to capture higher yields, and were subsequently rewarded with strong performance. Examples of these types of holdings were Poland Communications and the Republic of Korea. As market stability returned, these bonds performed very well, appreciating significantly and providing high levels of income to the Portfolio. We will likely continue this strategy if the gap in yields remains wide in the coming months.

In addition, one of our corporate positions, Occidental Petroleum, performed very well as the bonds were tendered in the fourth quarter and the Portfolio realized some strong gains. Conversely, we did have some poor performing issues in the portfolio. Waste Management and Lockheed Martin Corporation both encountered problems during the course of the year, and their debt positions consequently suffered. We maintained positions in these firms because we believed their longer-term outlooks were positive. Mariner Post, a Health Care firm that specializes in nursing and assisted living, encountered internal structural problems and their bond prices suffered.

WHAT IS THE OUTLOOK FOR BOTH THE PORTFOLIO AND THE OVERALL ECONOMY?

Our long-term outlook for interest rates is quite positive. We believe that fundamental structural forces are in place for a continued low global inflationary environment. Despite the increase in commodity prices, demographic forces, fiscal austerity, technological enhancements, and excess capacity all point toward a lack of pervasive price pressures and a positive environment for fixed-income assets.

We focus the investments of the Portfolio in corporate securities of many highly-recognizable companies. A smaller percentage of the portfolio is more bottom-up and research-intensive, concentrating on issuers that can achieve a higher level of income yet have enough financial strength to limit risk. The Portfolio moves in and out of sectors and industries based on the ebbs and flows of the business cycle, finding opportunities domestically and abroad. From an interest-rate perspective, we manage the Portfolio based on our long-term secular inflation and rate outlook, which continues to be positive. The Portfolio currently is long in maturity and overweighted in corporate securities. Historically, this has proven to be the best combination as long as inflation does not increase substantially. Overall, we believe this focus will best serve contract owners and achieve the Portfolio's objectives.


                           composite deferred series

STATEMENTS of ASSETS and LIABILITIES
COMPOSITE DEFERRED SERIES, INC.
DECEMBER 31, 1999

                                                                 GROWTH &
                                                                  INCOME        NORTHWEST       INCOME
                                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                -----------    -----------    -----------
ASSETS:
Investments, at value
  (See portfolios of investments) (a).......................    $52,072,536    $25,151,713    $13,181,459
Cash........................................................        814,055        285,682             --
Dividends and/or interest receivable........................         51,944         20,651        263,334
Prepaid expenses and other assets...........................          2,203            784          1,231
                                                                -----------    -----------    -----------
    Total Assets............................................     52,940,738     25,458,830     13,446,024
                                                                -----------    -----------    -----------
LIABILITIES:
Investment advisory fee payable.............................         21,997         10,102          5,739
Due to custodian............................................             --             --        101,705
Custodian fees..............................................          1,013          1,082            640
Accrued legal and audit fees................................         13,800         16,200         17,800
Accrued printing and postage fees...........................          9,876          4,022          2,707
Accrued expenses and other payables.........................          3,263          1,538          1,795
                                                                -----------    -----------    -----------
    Total Liabilities.......................................         49,949         32,944        130,386
                                                                -----------    -----------    -----------
NET ASSETS..................................................    $52,890,789    $25,425,886    $13,315,638
                                                                ===========    ===========    ===========
NET ASSETS CONSIST OF:
Undistributed net investment income.........................    $        --    $     6,752    $        --
Accumulated net realized gain/(loss) on investments.........      8,626,762      3,236,104        (24,448)
Net unrealized appreciation/(depreciation) of investments...     14,932,844     11,041,715       (258,084)
Paid-in capital.............................................     29,331,183     11,141,315     13,598,170
                                                                -----------    -----------    -----------
    Total Net Assets........................................    $52,890,789    $25,425,886    $13,315,638
                                                                ===========    ===========    ===========
NET ASSETS VALUE, offering price
  and redemption price per share of beneficial interest
  outstanding...............................................    $     30.80    $     31.79    $     11.69
                                                                ===========    ===========    ===========
Number of Portfolio shares outstanding......................      1,717,219        799,713      1,139,055
                                                                ===========    ===========    ===========
---------------------
(a) Investments, at cost....................................    $37,139,692    $14,109,998    $13,439,543
                                                                ===========    ===========    ===========

                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS
COMPOSITE DEFERRED SERIES, INC.
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                 GROWTH &
                                                                  INCOME       NORTHWEST       INCOME
                                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                -----------    ----------    -----------
INVESTMENT INCOME:
Dividends...................................................    $   694,101    $ 170,960     $    13,687
Interest....................................................         55,763       28,157       1,050,365
                                                                -----------    ----------    -----------
    Total investment income.................................        749,864      199,117       1,064,052
                                                                -----------    ----------    -----------
EXPENSES:
Investment advisory fee.....................................        266,020      108,520          74,792
Accounting fees.............................................         21,828        8,887           6,153
Printing fees...............................................         13,140        5,024           2,871
Registration and filing fees................................          3,949        1,479           1,199
Directors' fees.............................................          3,716        1,567           1,015
Legal and audit fees........................................         23,096       25,301          25,834
Custodian fees..............................................          7,311        4,935           1,547
Other.......................................................          5,490        2,330           2,688
                                                                -----------    ----------    -----------
    Total expenses..........................................        344,550      158,043         116,099
Fees reduced by credits allowed by the custodian............           (400)        (211)            (62)
                                                                -----------    ----------    -----------
    Net expenses............................................        344,150      157,832         116,037
                                                                -----------    ----------    -----------
NET INVESTMENT INCOME.......................................        405,714       41,285         948,015
                                                                -----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Realized gain from security transactions....................      8,629,131    3,519,936          34,627
Change in unrealized appreciation/(depreciation) of
  investments during the year...............................     (1,366,142)   4,489,301      (1,531,464)
                                                                -----------    ----------    -----------
Net realized and unrealized gain/(loss) on investments......      7,262,989    8,009,237      (1,496,837)
                                                                -----------    ----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................................    $ 7,668,703    $8,050,522    $  (548,822)
                                                                ===========    ==========    ===========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets
COMPOSITE DEFERRED SERIES, INC.

                                      GROWTH & INCOME PORTFOLIO        NORTHWEST PORTFOLIO            INCOME PORTFOLIO
                                     ---------------------------   ---------------------------   ---------------------------
                                         YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1999           1998           1999           1998           1999           1998
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net investment income..............  $   405,714    $   507,624    $    41,285    $    64,258    $   948,015    $ 1,131,592
Realized gain from investment
  transactions.....................    8,629,131      4,762,524      3,519,936      3,264,693         34,627         39,906
Change in unrealized appreciation/
  (depreciation) of investments
  during the year..................   (1,366,142)       242,333      4,489,301        504,331     (1,531,464)       503,998
                                     -----------    -----------    -----------    -----------    -----------    -----------
Net increase/(decrease) in net
  assets resulting from
  operations.......................    7,668,703      5,512,481      8,050,522      3,833,282       (548,822)     1,675,496
Distributions to shareholders from:
  Net investment income............     (404,236)      (507,624)       (41,503)       (64,258)      (941,883)    (1,131,592)
  Distributions in excess of net
    investment income..............           --             --             --             --         (6,132)            --
  Net realized gain on
    investments....................   (4,725,737)    (4,800,946)    (3,367,742)    (1,560,748)            --             --
Net decrease in net assets from
  Portfolio share transactions.....   (4,098,633)    (3,008,718)      (208,472)    (1,139,451)    (3,747,135)      (348,467)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Total increase/(decrease) in
      net assets...................   (1,559,903)    (2,804,807)     4,432,805      1,068,825     (5,243,972)       195,437
NET ASSETS:
Beginning of year..................   54,450,692     57,255,499     20,993,081     19,924,256     18,559,610     18,364,173
                                     -----------    -----------    -----------    -----------    -----------    -----------
End of year........................  $52,890,789    $54,450,692    $25,425,886    $20,993,081    $13,315,638    $18,559,610
                                     ===========    ===========    ===========    ===========    ===========    ===========
Undistributed net investment income
  at end of year...................  $        --    $        --    $     6,752    $        --    $        --    $        --
                                     ===========    ===========    ===========    ===========    ===========    ===========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
COMPOSITE DEFERRED SERIES, INC.

                                 GROWTH & INCOME PORTFOLIO          NORTHWEST PORTFOLIO               INCOME PORTFOLIO
                                ----------------------------    ----------------------------    ----------------------------
                                    YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1999            1998            1999            1998            1999            1998
                                ------------    ------------    ------------    ------------    ------------    ------------
SHARES:
Sold..........................       45,158          31,924          21,797          11,707          15,108         109,080
Issued as reinvestment of
  dividends and capital
  gains.......................      186,118         181,368         154,788          67,169          77,265          88,761
Redeemed......................     (358,684)       (338,938)       (160,719)       (140,957)       (391,389)       (224,982)
                                ------------    -----------     -----------     -----------     -----------     -----------
Net increase/(decrease).......     (127,408)       (125,646)         15,866         (62,081)       (299,016)        (27,141)
                                ============    ===========     ===========     ===========     ===========     ===========
AMOUNT:
Sold..........................  $ 1,315,660     $   924,483     $   576,982     $   274,298     $   202,663     $ 1,392,114
Issued as reinvestment of
  dividends and capital
  gains.......................    5,129,866       5,308,570       3,409,245       1,625,005         948,109       1,131,596
Redeemed......................  (10,544,159)     (9,241,771)     (4,194,699)     (3,038,754)     (4,897,907)     (2,872,177)
                                ------------    -----------     -----------     -----------     -----------     -----------
Net decrease..................  $(4,098,633)    $(3,008,718)    $  (208,472)    $(1,139,451)    $(3,747,135)    $  (348,467)
                                ============    ===========     ===========     ===========     ===========     ===========

                       See Notes to Financial Statements.

FINANCIAL highlights
GROWTH & INCOME PORTFOLIO
For a Portfolio share outstanding throughout each year.

                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of year..........................  $ 29.52    $ 29.06    $ 24.32    $ 20.22    $ 15.70
                                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.23       0.26       0.29       0.34       0.35
Net realized and unrealized gain on investments.............     4.02       2.92       6.49       4.10       4.90
                                                              -------    -------    -------    -------    -------
Total from investment operations............................     4.25       3.18       6.78       4.44       5.25
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.23)     (0.26)     (0.29)     (0.34)     (0.35)
Distributions from net realized gains.......................    (2.74)     (2.46)     (1.75)        --      (0.38)
                                                              -------    -------    -------    -------    -------
Total distributions.........................................    (2.97)     (2.72)     (2.04)     (0.34)     (0.73)
                                                              -------    -------    -------    -------    -------
Net asset value, end of year................................  $ 30.80    $ 29.52    $ 29.06    $ 24.32    $ 20.22
                                                              =======    =======    =======    =======    =======
TOTAL RETURN+...............................................   15.62%     11.11%     29.66%     22.09%     33.70%
                                                              =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $52,891    $54,451    $57,255    $41,402    $24,448
Ratio of operating expenses to average net assets (a).......    0.65%      0.60%      0.59%      0.61%      0.70%
Ratio of net investment income to average net assets........    0.76%      0.92%      1.07%      1.59%      2.01%
Portfolio turnover rate.....................................      47%        32%        50%        45%        36%

---------------------
  + Total return does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
NORTHWEST PORTFOLIO
For a Portfolio share outstanding throughout each year.

                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of year..........................  $ 26.78    $ 23.55    $ 18.23    $ 14.99    $ 11.97
                                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.05       0.08       0.07       0.09       0.09
Net realized and unrealized gain on investments.............     9.46       5.07       5.80       3.24       3.02
                                                              -------    -------    -------    -------    -------
Total from investment operations............................     9.51       5.15       5.87       3.33       3.11
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.05)     (0.08)     (0.07)     (0.09)     (0.09)
Distributions from net realized gains.......................    (4.45)     (1.84)     (0.48)        --         --
                                                              -------    -------    -------    -------    -------
Total distributions.........................................    (4.50)     (1.92)     (0.55)     (0.09)     (0.09)
                                                              -------    -------    -------    -------    -------
Net asset value, end of year................................  $ 31.79    $ 26.78    $ 23.55    $ 18.23    $ 14.99
                                                              =======    =======    =======    =======    =======
TOTAL RETURN+...............................................   43.03%     22.78%     32.92%     22.23%     26.03%
                                                              =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $25,426    $20,993    $19,924    $12,770    $ 7,495
Ratio of operating expenses to average net assets (a).......    0.73%      0.66%      0.68%      0.77%      0.90%
Ratio of net investment income to average net assets........    0.19%      0.34%      0.31%      0.56%      0.67%
Portfolio turnover rate.....................................      43%        38%        31%        31%        11%

---------------------
  + Total return does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                       See Notes to Financial Statements.

FINANCIAL highlights
INCOME PORTFOLIO
For a Portfolio share outstanding throughout each year.

                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of year..........................  $ 12.91    $ 12.53    $ 12.08    $ 12.59    $ 11.22
                                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.79       0.78       0.79       0.78       0.79
Net realized and unrealized gain/(loss) on investments......    (1.22)      0.38       0.45      (0.51)      1.37
                                                              -------    -------    -------    -------    -------
Total from investment operations............................    (0.43)      1.16       1.24       0.27       2.16
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.79)     (0.78)     (0.79)     (0.78)     (0.79)
Distributions in excess of net investment income............    (0.00)#       --         --         --         --
                                                              -------    -------    -------    -------    -------
Total distributions.........................................    (0.79)     (0.78)     (0.79)     (0.78)     (0.79)
                                                              -------    -------    -------    -------    -------
Net asset value, end of year................................  $ 11.69    $ 12.91    $ 12.53    $ 12.08    $ 12.59
                                                              =======    =======    =======    =======    =======
TOTAL RETURN+...............................................  (3.39)%      9.50%     10.62%      2.34%     19.86%
                                                              =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $13,316    $18,560    $18,364    $17,385    $15,206
Ratio of operating expenses to average net assets (a).......    0.78%      0.67%      0.70%      0.67%      0.76%
Ratio of operating expenses to average net assets without
  fees reduced by credits allowed by the custodian..........    0.78%      0.68%      0.70%      0.67%      0.76%
Ratio of net investment income to average net assets........    6.34%      6.11%      6.48%      6.46%      6.62%
Portfolio turnover rate.....................................       1%         6%         9%        11%        14%

---------------------
  + Total return does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than $0.01 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH & INCOME PORTFOLIO
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                -----------
COMMON STOCKS - 96.4%
  COMPUTER SOFTWARE/SERVICES - 13.5%
   16,200     Adobe Systems, Inc...................    $ 1,089,450
   17,000     BMC Software, Inc.+..................      1,358,937
   10,000     Computer Associates International,
                Inc................................        699,375
   14,000     First Data Corporation...............        690,375
   16,000     Microsoft Corporation+...............      1,868,000
   13,000     Oracle Corporation+..................      1,456,813
                                                       -----------
                                                         7,162,950
                                                       -----------
  BANKS/SAVINGS & LOANS - 9.9%
   15,000     Bank of America Corporation..........        752,813
    8,700     Chase Manhattan Corporation..........        675,881
   21,050     Citigroup, Inc.......................      1,169,590
   14,000     First Union Corporation..............        459,375
   21,428     Mellon Bank Corporation..............        729,891
   15,000     Prime Bancshares, Inc................        360,000
   17,000     U.S. Bancorp.........................        404,813
   16,460     Wells Fargo & Company................        665,601
                                                       -----------
                                                         5,217,964
                                                       -----------
  CONSUMER STAPLES - 9.2%
   18,700     Avon Products Inc....................        617,100
    7,000     Campbell Soup Company................        270,813
    8,500     Kimberly-Clark Corporation...........        554,625
   66,000     Kroger Company+......................      1,245,750
    6,500     Libbey, Inc..........................        186,874
   20,000     PepsiCo, Inc.........................        705,000
    3,000     Procter & Gamble Company.............        328,688
   10,500     Ralston-Ralston Purina Group.........        292,688
   30,100     Sara Lee Corporation.................        664,081
                                                       -----------
                                                         4,865,619
                                                       -----------
  OIL & GAS - 7.0%
    4,400     BP Amoco Plc, Sponsored ADR..........        260,975
   11,593     Exxon Mobil Corporation..............        933,948
   24,800     Halliburton Company..................        998,200
    9,000     Royal Dutch Petroleum................        543,938
   20,000     Tosco Corporation....................        543,750
   13,000     Unocal Corporation...................        436,313
                                                       -----------
                                                         3,717,124
                                                       -----------
  HEALTH CARE PRODUCTS - 6.6%
   15,000     Abbott Laboratories..................        544,687
   11,100     American Home Products Corporation...        437,756
    7,000     Johnson & Johnson....................        651,875
    7,500     Merck & Company, Inc.................        502,969
   47,000     Mylan Laboratories, Inc..............      1,183,811
    6,000     Pfizer, Inc..........................        194,625
                                                       -----------
                                                         3,515,723
                                                       -----------
  UTILITIES/TELECOMMUNICATIONS - 6.0%
   18,000     AT&T Corporation.....................        913,500
    4,000     Comcast Corporation, Special Class
                A..................................        202,250
   10,500     MCI Worldcom+........................        557,155
   10,000     SBC Communications, Inc..............        487,500
   15,000     Sprint Corporation, PCS Group+.......      1,009,687
                                                       -----------
                                                         3,170,092
                                                       -----------

 SHARES                                                   VALUE
 ------                                                -----------
  COMPUTER SYSTEMS - 5.5%
   23,550     Compaq Computer Corporation..........    $   637,322
    5,600     EMC Corporation+.....................        611,800
    8,100     Hewlett-Packard Company..............        922,894
    7,000     International Business Machines
                Corporation........................        756,000
                                                       -----------
                                                         2,928,016
                                                       -----------
  MEDIA - 5.2%
   30,000     AT&T Corporation-Liberty Media Group,
                Class A+...........................      1,702,500
    8,100     Viacom, Inc., Class A+...............        489,544
   20,000     Walt Disney Company..................        585,000
                                                       -----------
                                                         2,777,044
                                                       -----------
  INSURANCE - 4.3%
   15,000     Allstate Corporation.................        360,000
    8,500     American International Group, Inc....        919,063
   27,495     Coseco, Inc..........................        491,473
   21,455     Liberty Financial Companies..........        492,124
                                                       -----------
                                                         2,262,660
                                                       -----------
  CAPITAL GOODS - 4.2%
    7,000     Crane Company........................        139,125
   12,900     Donaldson Company, Inc...............        310,406
   45,000     Tyco International, Ltd..............      1,749,374
                                                       -----------
                                                         2,198,905
                                                       -----------
  HEALTH CARE SERVICES - 3.6%
    9,000     Aetna, Inc...........................        502,313
    5,600     Cardinal Health, Inc.................        268,100
   10,600     IMS Health, Inc......................        288,188
   15,500     PacifiCare Health Systems, Inc.+.....        821,500
                                                       -----------
                                                         1,880,101
                                                       -----------
  RETAIL SALES - 3.2%
    9,000     Dayton Hudson Corporation............        660,938
   20,000     Intimate Brands, Inc.................        862,500
    6,000     May Department Stores Company........        193,500
                                                       -----------
                                                         1,716,938
                                                       -----------
  CONSUMER DURABLES - 3.1%
   29,000     Federal-Mogul Corporation............        583,625
    1,555     Huttig Building Products, Inc.+......          7,681
   42,000     Mattel, Inc..........................        551,250
   22,660     U.S. Industries, Inc.................        317,240
    3,550     USG Corporation......................        167,294
                                                       -----------
                                                         1,627,090
                                                       -----------
  AEROSPACE/DEFENSE - 3.1%
   14,500     Boeing Company.......................        602,656
    4,500     Honeywell International, Inc.........        259,594
   28,500     Raytheon Company, Class B............        757,031
                                                       -----------
                                                         1,619,281
                                                       -----------

                       See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIO
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                -----------
COMMON STOCKS - (CONTINUED)
  FINANCIAL SERVICES - 2.6%
   18,300     Federal Home Loan Mortgage
                Corporation........................    $   861,244
    3,800     Merrill Lynch & Company, Inc.........        317,300
    5,100     Price (T. Rowe) Associates, Inc......        188,381
                                                       -----------
                                                         1,366,925
                                                       -----------
  ELECTRONICS/SEMICONDUCTORS - 2.2%
   13,900     Intel Corporation....................      1,144,143
                                                       -----------
  ELECTRICAL EQUIPMENT - 1.8%
    3,200     Emerson Electric Company.............        183,600
    5,000     General Electric Company.............        773,750
                                                       -----------
                                                           957,350
                                                       -----------
  TRANSPORTATION - 1.2%
    4,500     Airborne Freight Corporation.........         99,000
    7,000     Expeditors International of
                Washington, Inc....................        306,688
    5,500     Union Pacific Corporation............        239,938
                                                       -----------
                                                           645,626
                                                       -----------
  BUSINESS SERVICES - 1.2%
   11,100     ACNielson Corporation+...............        273,337
   11,900     Dun & Bradstreet Corporation.........        351,050
                                                       -----------
                                                           624,387
                                                       -----------
  UTILITIES/GAS & ELECTRIC - 1.0%
   12,500     Enron Corporation....................        554,688
                                                       -----------
  LODGING & RESTAURANTS - 1.0%
   12,305     Sunburst Hospitality Corporation+....         69,216
   12,000     Tricon Global Restaurants, Inc.+.....        463,500
                                                       -----------
                                                           532,716
                                                       -----------
  BASIC INDUSTRY - 1.0%
   29,732     Waste Management, Inc................        511,019
                                                       -----------
              Total Common Stocks
                (Cost $36,208,491).................     50,996,361
                                                       -----------
CONVERTIBLE PREFERRED STOCK - 0.9%
  (Cost $332,500)
    5,000     Lehman Brothers Holdings, Series
                CSCO, Conv. Pfd., 5.000% due
                02/26/2001.........................        468,750
                                                       -----------

PRINCIPAL
 AMOUNT                                                   VALUE
---------                                              -----------
CONVERTIBLE BOND - 0.5%
  (Cost $200,065)
 $370,000     At Home Corporation, Sub. Deb.,
                0.525% due 12/28/2018++............    $   241,425
                                                       -----------
U.S. TREASURY OBLIGATION - 0.7%
  (Cost $398,636)
  400,000     U.S. Treasury Bond,
                6.000% due 02/15/2026..............        366,000
                                                       -----------

TOTAL INVESTMENTS (Cost $37,139,692*)......   98.5%    52,072,536
OTHER ASSETS AND LIABILITIES (NET).........    1.5        818,253
                                             -----    -----------
NET ASSETS.................................  100.0%   $52,890,789
                                             =====    ===========

---------------------
 * Aggregate cost for federal tax purposes is $37,140,239.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                               GLOSSARY OF TERMS
                       ADR - American Depositary Receipts

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
NORTHWEST PORTFOLIO
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                -----------
COMMON STOCKS - 98.9%
  COMPUTER SOFTWARE/SERVICES - 13.0%
    4,590     Adobe Systems, Inc...................    $   308,678
   38,200     ARIS Corporation+....................        448,850
    1,300     BSQUARE Corporation+.................         54,519
      900     Check Point Software Technologies
                Ltd.+..............................        178,875
    6,665     Click2Learn.com, Inc.+...............         74,148
   52,475     Mentor Graphics Corporation+.........        692,013
    8,905     Microsoft Corporation+...............      1,039,659
   10,785     Visio Corporation+...................        512,288
                                                       -----------
                                                         3,309,030
                                                       -----------
  HEALTH CARE PRODUCTS - 11.0%
   33,400     Corixa Corporation+..................        567,800
   16,805     ICOS Corporation+....................        491,546
    5,860     Immunex Corporation+.................        641,670
   41,800     NeoRx Corporation+...................        169,813
   29,256     SonoSite, Inc.+......................        925,221
                                                       -----------
                                                         2,796,050
                                                       -----------
  ELECTRICAL EQUIPMENT - 10.0%
    6,150     Electro Scientific Industries,
                Inc.+..............................        448,950
   54,415     FEI Company+.........................        843,432
   25,900     Flir Systems, Inc.+..................        420,875
   17,095     Microvision, Inc.+...................        517,124
    8,220     Tektronix, Inc.......................        319,553
                                                       -----------
                                                         2,549,934
                                                       -----------
  COMPUTER SYSTEMS - 9.2%
   21,240     Apex Inc.+...........................        684,990
   29,260     In Focus Systems, Inc.+..............        678,466
   19,305     RadiSys Corporation+.................        984,555
                                                       -----------
                                                         2,348,011
                                                       -----------
  CONSUMER CYCLICALS - 8.0%
   47,595     Building Materials Holding
                Corporation+.......................        487,848
    9,450     Columbia Sportswear Company+.........        203,175
   21,000     Cutter & Buck Inc.+..................        317,625
   48,895     K2, Inc..............................        372,824
   36,600     Louisiana-Pacific Corporation........        521,550
    2,460     Nike, Inc., Class B..................        121,924
                                                       -----------
                                                         2,024,946
                                                       -----------
  ELECTRONICS/SEMICONDUCTORS - 7.0%
    6,470     Credence Systems Corporation+........        559,655
    2,660     Intel Corporation....................        218,951
   13,710     Lattice Semiconductor Corporation+...        646,084
    4,145     Micron Technology, Inc.+.............        322,274
      385     TriQuint Semiconductor, Inc.+........         42,831
                                                       -----------
                                                         1,789,795
                                                       -----------

 SHARES                                                   VALUE
 ------                                                -----------
  BANKS/SAVINGS & LOANS - 4.8%
    7,400     Bank of America Corporation..........    $   371,388
    8,750     First Washington Bancorp, Inc........        129,063
      144     Horizon Financial Corporation........          1,368
    5,550     Interwest Bancorp, Inc...............        106,838
    6,470     Sterling Financial Corporation+......         74,405
   12,481     U.S. Bancorp.........................        297,204
   10,276     Washington Federal, Inc..............        202,951
    1,000     Wells Fargo & Company................         40,438
                                                       -----------
                                                         1,223,655
                                                       -----------
  BASIC INDUSTRY - 4.6%
    1,800     Boise Cascade Corporation............         72,900
   12,270     Oregon Steel Mills, Inc..............         97,393
   21,335     Schnitzer Steel Industries, Inc.,
                Class A............................        405,365
    4,050     Weyerhaeuser Company.................        290,841
    6,225     Willamette Industries, Inc...........        289,073
                                                       -----------
                                                         1,155,572
                                                       -----------
  HEALTH CARE SERVICES - 4.3%
   55,030     Foundation Health Systems, Inc.,
                Class A+...........................        546,861
   10,300     PacifiCare Health Systems, Inc.,
                Class B+...........................        545,900
                                                       -----------
                                                         1,092,761
                                                       -----------
  TRANSPORTATION - 4.2%
   10,180     Airborne Freight Corporation.........        223,960
    7,450     Alaska Air Group, Inc.+..............        261,681
   13,070     Expeditors International of
                Washington, Inc....................        572,628
                                                       -----------
                                                         1,058,269
                                                       -----------
  CONSUMER STAPLES - 3.7%
   12,640     Albertson's, Inc.....................        407,640
   28,176     Kroger Company+......................        531,822
                                                       -----------
                                                           939,462
                                                       -----------
  UTILITIES/TELECOMMUNICATIONS - 3.6%
   10,100     AVT Corporation+.....................        474,700
   10,600     General Communication, Inc., Class
                A+.................................         46,375
    5,715     GST Telecommunications, Inc.+........         51,792
   25,730     Metro One Telecommunications,
                Inc.+..............................        334,490
                                                       -----------
                                                           907,357
                                                       -----------
  RETAIL SALES - 3.2%
    4,750     Costco Wholesale Corporation+........        433,438
   14,900     Hollywood Entertainment
                Corporation+.......................        216,050
    5,770     Nordstrom, Inc.......................        151,102
                                                       -----------
                                                           800,590
                                                       -----------
  AEROSPACE/DEFENSE - 2.6%
   10,320     Boeing Company.......................        428,925
    9,200     Precision Castparts Corporation......        241,500
                                                       -----------
                                                           670,425
                                                       -----------

                       See Notes to Financial Statements.

NORTHWEST PORTFOLIO
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                -----------
COMMON STOCKS - (CONTINUED)
  LODGING & RESTAURANTS - 2.6%
   52,755     Cavanaugh's Hospitality
                Corporation+.......................    $   435,228
    8,775     Starbucks Corporation+...............        212,794
                                                       -----------
                                                           648,022
                                                       -----------
  CONSUMER DURABLES - 2.2%
   22,315     Monaco Coach Corporation+............        570,427
                                                       -----------
  CAPITAL GOODS - 2.1%
   24,000     Greenbrier Companies, Inc. ..........        207,000
    7,530     PACCAR, Inc..........................        333,673
                                                       -----------
                                                           540,673
                                                       -----------
  REAL ESTATE INVESTMENT TRUSTS - 1.5%
   12,600     Pacific Gulf Properties, Inc.........        255,150
    5,855     Shurgard Storage Centers, Inc., Class
                A..................................        135,763
                                                       -----------
                                                           390,913
                                                       -----------

 SHARES                                                   VALUE
 ------                                                -----------
  INSURANCE - 1.3%
    4,605     SAFECO Corporation...................    $   114,549
    8,785     StanCorp Financial Group, Inc........        221,272
                                                       -----------
                                                           335,821
                                                       -----------
              Total Common Stocks
                (Cost $14,109,998).................     25,151,713
                                                       -----------

TOTAL INVESTMENTS (Cost $14,109,998*)......   98.9%    25,151,713
OTHER ASSETS AND LIABILITIES (NET).........    1.1        274,173
                                             -----    -----------
NET ASSETS.................................  100.0%   $25,425,886
                                             =====    ===========

---------------------
* Aggregate cost for federal tax purposes is $14,226,670.
+ Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INCOME PORTFOLIO
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                  VALUE
---------                                              -----------
U.S. TREASURY OBLIGATIONS - 55.2%
  U.S. TREASURY BONDS - 29.4%
$1,200,000     6.250% due 08/15/2023...............    $ 1,132,125
   250,000     6.500% due 11/15/2026...............        243,750
 2,200,000     7.250% due
                 05/15/2016 - 08/15/2022...........      2,311,250
   200,000     7.500% due 11/15/2024...............        218,313
                                                       -----------
                                                         3,905,438
                                                       -----------
  U.S. TREASURY NOTES - 25.8%
 1,000,000     5.750% due 08/15/2003...............        979,375
 1,250,000     5.875% due 02/15/2004...............      1,229,688
 1,200,000     7.875% due 08/15/2001...............      1,229,625
                                                       -----------
                                                         3,438,688
                                                       -----------
               Total U.S. Treasury Obligations
                 (Cost $7,381,189).................      7,344,126
                                                       -----------
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED SECURITIES - 12.3%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 8.0%
   381,000     6.500% due 07/15/2026...............        360,451
   241,541     7.000% due 07/15/2023...............        233,490
   264,082     7.500% due 06/15/2024...............        261,413
    79,202     8.000% due 06/15/2022...............         80,076
     1,853     8.500% due 03/15/2022...............          1,908
   120,089     9.000% due 05/15/2009...............        125,856
                                                       -----------
               Total GNMAs (Cost $1,074,425).......      1,063,194
                                                       -----------
  COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 2.7%
    (Cost $364,732)
   364,111     Weyerhauser Mortgage Corporation,
                 1982-C, FHA Putable,
                 7.430% due 06/01/2022.............        364,775
                                                       -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.0%
   129,797     8.000% due 12/01/2026...............        130,934
     3,607     9.000% due 10/01/2004...............          3,723
                                                       -----------
               Total FNMAs (Cost $137,188).........        134,657
                                                       -----------
  COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.6%
    (Cost $59,084)
    79,352     Resolution Trust Corporation,
                 1991-M2 A2,
                 7.131% due 09/25/2020.............         75,944
                                                       -----------
               Total U.S. Government Agency
                 Mortgage-Backed Securities
                 (Cost $1,635,429).................      1,638,570
                                                       -----------

PRINCIPAL
  AMOUNT                                                  VALUE
---------                                              -----------
CORPORATE BONDS AND NOTES - 29.4%
  INDUSTRIAL - 6.1%
  $200,000     Caterpillar Inc., Deb.,
                 9.375% due 07/15/2001.............    $   206,766
   250,000     Conagra, Inc., Sr. Note,
                 6.700% due 08/01/2027.............        233,106
   300,000     Loral Corporation, Deb.,
                 7.625% due 06/15/2025.............        269,376
   150,000     Veterinary Centers of America,
                 Conv. Sub. Deb.,
                 5.250% due 05/01/2006.............         99,562
                                                       -----------
                                                           808,810
                                                       -----------
  HEALTH CARE - 5.5%
   250,000     American Home Products Corporation,
                 Deb.,
                 7.250% due 03/01/2023.............        235,002
   175,000     CII Financial, Inc., Conv. Note,
                 7.500% due 09/15/2001.............        124,250
   250,000     FHP International, Sr. Note,
                 7.000% due 09/15/2003.............        240,345
    50,000     Mariner Post-Acute Network,
                 Sr. Sub. Note,
                 9.500% due 11/01/2007 (in
                 default)..........................            250
   150,000     Medical Care International Inc.
                 (Columbia), Conv. Sub. Deb.,
                 6.750% due 10/01/2006.............        127,875
                                                       -----------
                                                           727,722
                                                       -----------
  BANKS - 5.0%
   195,000     Bank of New York, Sub. Note,
                 7.875% due 11/15/2002.............        197,933
   250,000     First Nationwide Bank, Sub. Deb.,
                 10.000% due 10/01/2006............        272,750
   200,000     Mercantile Bank, Sub. Note,
                 7.625% due 10/15/2002.............        201,868
                                                       -----------
                                                           672,551
                                                       -----------
  FINANCIAL - 3.3%
   200,000     Kemper Corporation, Note,
                 6.875% due 09/15/2003.............        197,446
   250,000     Morgan Stanley Group, Note,
                 6.750% due 03/04/2003.............        247,337
                                                       -----------
                                                           444,783
                                                       -----------
  UTILITIES - 2.7%
               Niagara Mohawk Power Corporation,
                 Deb.:
   150,000       9.500% due 06/01/2000.............        151,828
    48,000       8.770% due 01/01/2018.............         50,565
   150,000     Public Service Electric & Gas
                 Company, First Mortgage,
                 8.875% due 06/01/2003.............        156,358
                                                       -----------
                                                           358,751
                                                       -----------

                       See Notes to Financial Statements.

INCOME PORTFOLIO
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                  VALUE
---------                                              -----------
CORPORATE BONDS AND NOTES - (CONTINUED)
  TRANSPORTATION - 2.4%
  $300,000     Burlington Northern, Santa Fe, Note,
                 8.750% due 02/25/2022.............    $   320,499
                                                       -----------
  REAL ESTATE INVESTMENT TRUSTS - 2.2%
               Franchise Finance Corporation, Sr.
                 Note:
   100,000       7.000% due 11/30/2000.............         99,275
   200,000       7.875% due 11/30/2005.............        193,457
                                                       -----------
                                                           292,732
                                                       -----------
  MEDIA - 1.7%
   200,000     Time Warner, Inc., Deb.,
                 9.150% due 02/01/2023.............        223,702
                                                       -----------
  FOREIGN (U.S. DOLLAR DENOMINATED) - 0.5%
   100,000     @Entertainment Inc., Unit, Sr. Disc.
                 Note,
                 Zero coupon to 07/15/2003;
                 14.500% due 02/01/2009+...........         62,500
                                                       -----------
               Total Corporate Bonds and Notes
                 (Cost $4,123,311).................      3,912,050
                                                       -----------
FOREIGN GOVERNMENT BOND - 1.1%
  (Cost $149,614)
   150,000     Province of Alberta, Government
                 Guarantee,
                 9.250% due 04/01/2000.............        151,338
                                                       -----------

  SHARES                                                  VALUE
  ------                                               -----------
PREFERRED STOCK - 1.0%
  (Cost $150,000)
     6,000     California Federal Savings Bank,
                 Series A..........................    $   135,375
                                                       -----------

TOTAL INVESTMENTS (Cost $13,439,543*)......   99.0%    13,181,459
OTHER ASSETS AND LIABILITIES (NET).........    1.0        134,179
                                             -----    -----------
NET ASSETS.................................  100.0%   $13,315,638
                                             =====    ===========

-------------------------
* Aggregate cost for federal tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                               GLOSSARY OF TERMS
                        FHA - Federal Housing Authority

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements
COMPOSITE DEFERRED SERIES, INC.

1. ORGANIZATION AND BUSINESS

Composite Deferred Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund consists of three separate portfolios: the Growth & Income, Northwest, and Income Portfolios (each a "Portfolio"). Each Portfolio is designed to meet a variety of investment objectives.

SAFECO Life Insurance Company (the "Company"), a subsidiary of SAFECO Corporation, is the sole shareholder of the Fund. Shares are sold only to Composite Deferred Series variable accounts to fund the benefits under certain flexible premium variable annuity contracts (the "Contract") issued by the Company. Contract holders have the right to instruct the Company how to vote Fund shares attributable to their contracts.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the closing over-the-counter bid prices, or if no sale occurred on such day, at the mean of the current days bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase. The Portfolio is then obligated to resell the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds and Portfolios enter into repurchase agreements.

COVERED CALL OPTIONS WRITTEN:

The Growth & Income Portfolio and the Northwest Portfolio may write listed covered call options in which premiums received by the Portfolios are recorded as a liability which is marked-to-market daily. A covered call option gives the holder the right to buy the underlying security, which the Portfolio owns, at any time during the option period at a predetermined exercise price. When a Portfolio writes a covered call option, it gains income from the premium received. The risk in writing a covered call option is that the Portfolio may forego the opportunity to profit if the market price of the underlying security increases and the option is exercised. Proceeds from the covered call options exercised are increased by the amount

COMPOSITE DEFERRED SERIES, INC.

of premium received. If an option expires or is cancelled in a closing transaction, the Portfolio will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less or greater than the premium originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

The Growth & Income Portfolio and the Income Portfolio may purchase securities on what is called a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Portfolio instructs the custodian to segregate assets of the Portfolio with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Growth & Income Portfolio and the Northwest Portfolio are declared and paid quarterly. Dividends from net investment income of the Income Portfolio are calculated daily and paid monthly. Distributions of any net long-term capital gains earned by a Portfolio are made annually. Distributions of any net short-term capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Directors. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterizations of distributions made by each Portfolio as a whole. Net investment income per share calculations in the financial highlights for the year ended December 31, 1999 exclude these adjustments:

                                                               INCREASE/(DECREASE)   INCREASE/(DECREASE)
                                                                UNDISTRIBUTED NET        ACCUMULATED
                                                DECREASE           INVESTMENT           NET REALIZED
             NAME OF PORTFOLIO               PAID-IN CAPITAL      INCOME/(LOSS)          GAIN/(LOSS)
             -----------------               ---------------   -------------------   -------------------
Growth & Income Portfolio..................      $    --             $(1,478)              $ 1,478
Northwest Portfolio........................           --               6,970                (6,970)
Income Portfolio...........................       (6,133)                 --                 6,133

FEDERAL INCOME TAXES:

It is the policy of each Portfolio to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Fund. For its services to the Portfolios, WM Advisors is entitled to a monthly fee, at an annual rate of 0.50% of each Portfolio's average daily net assets. Advisory fees are calculated daily and paid monthly.

Custodian fees for the Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 1999 are shown separately in the Statements of Operations.

COMPOSITE DEFERRED SERIES, INC.

4. DIRECTORS' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Fund for serving as an Officer or Director of the Fund. Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors.

5. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1999 were as follows:

NAME OF PORTFOLIO                                              PURCHASES        SALES
-----------------                                             -----------    -----------
Growth & Income Portfolio...................................  $24,894,102    $34,052,811
Northwest Portfolio.........................................    9,099,113     11,249,460
Income Portfolio............................................       84,394      1,268,779

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 1999 were as follows:

NAME OF PORTFOLIO                                             PURCHASES      SALES
-----------------                                             ---------    ----------
Income Portfolio............................................     $--       $1,062,808

At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                               TAX BASIS       TAX BASIS
                                                               UNREALIZED      UNREALIZED
NAME OF PORTFOLIO                                             APPRECIATION    DEPRECIATION
-----------------                                             ------------    ------------
Growth & Income Portfolio...................................  $19,562,692      $4,630,395
Northwest Portfolio.........................................   11,366,993         441,950
Income Portfolio............................................      176,623         434,707

6. CAPITAL LOSS CARRYFORWARDS

As of December 31, 1999, the Income Portfolio had available for Federal income tax purposes unused capital losses as follows:

NAME OF PORTFOLIO                                             EXPIRING IN 2003   EXPIRING IN 2004
-----------------                                             ----------------   ----------------
Income Portfolio............................................      $16,127             $8,320

7. GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

The Northwest Portfolio concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Portfolio is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

8. SUBSEQUENT EVENT

The Fund's sole shareholder, SAFECO Life Insurance Company, has informed the Fund of its intent to liquidate its investment in the Fund. It is anticipated that such liquidation may occur early in 2000. The Fund's Board of Directors will consider terminating the Fund after the assets of the Fund have been liquidated.

INDEPENDENT auditors' REPORT

To the Board of Directors and Shareholders of Composite Deferred Series, Inc.:

We have audited the accompanying statements of assets and liabilities of the Composite Deferred Series, Inc. (the "Fund") (including the Growth and Income Portfolio, Northwest Portfolio and Income Portfolio), including the portfolios of investments, as of December 31, 1999, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the years ended December 31, 1999 and 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 1997 were audited by other auditors whose report, dated January 20, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 8, the Fund's sole shareholder intends to liquidate its investment in the Fund. The Fund's Board of Directors will consider terminating the Fund after the distribution to the shareholder.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Composite Deferred Series, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
February 23, 2000

TAX information (unaudited)
COMPOSITE DEFERRED SERIES, INC.
YEAR ENDED DECEMBER 31, 1999

The amounts of long-term capital gain paid were as follows:

NAME OF PORTFOLIO
-----------------
Growth & Income Portfolio...................................  $4,477,009
Northwest Portfolio.........................................   3,189,231

This material is not an offer to sell nor a solicitation to buy shares of the Composite Deferred Series, Inc. It is not authorized for distribution unless preceded or accompanied by a current prospectus(es) that includes information regarding the risk factors, expenses, policies and objectives of the Composite Deferred Series, Inc. Shares of the Composite Deferred Series, Inc. are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, the depository institution or any other agency. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM
Funds Distributor, Inc.
Member NASD